EXHIBIT 32

                                  CERTIFICATION

     In connection with the Annual Report of Luna Technologies International Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Kimberly Landry, the Chief Executive Officer and Brian Fiddler, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date:  March 30, 2004
                                 By: /s/ Kimberly Landry
                                     --------------------------------------
                                     Kimberly Landry, Chief  Executive Officer


                                   /s/ Brian Fiddler
                                   ------------------------------------------
                                   Brian Fiddler, Principal Financial Officer